Exhibit (j)(1)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees
Legg Mason Partners Institutional Trust
Master Portfolio Trust

We consent to the use of our reports dated October 26, 2009, with respect to the financial statements of Western Asset Institutional Liquid Reserves (formerly Western Asset / CitiSM Institutional Liquid Reserves), Western Asset Institutional U.S. Treasury Reserves (formerly Western Asset / CitiSM Institutional U.S. Treasury Reserves), Western Asset Institutional Tax Free Reserves (formerly Western Asset / CitiSM Institutional Tax Free Reserves) and Western Asset Institutional Cash Reserves (formerly Western Asset / CitiSM Institutional Cash Reserves), as of August 31, 2009, each a series of Legg Mason Partners Institutional Trust and Liquid Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Prime Cash Reserves Portfolio, as of August 31, 2009, each a series of Master Portfolio Trust incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York
May 27, 2010

Consent of Independent Registered Public Accounting Firm

The Board of Trustees
Legg Mason Partners Institutional Trust
Master Portfolio Trust

We consent to the use of our reports, dated July 24, 2009, with respect to the financial statements of Western Asset Institutional Money Market Fund, Western Asset Institutional Government Reserves (formerly Western Asset Institutional Government Money Market Fund) and Western Asset Institutional AMT Free Municipal Money Market Fund (formerly Western Asset Institutional Municipal Money Market Fund), as of May 31, 2009, each a series of Legg Mason Partners Institutional Trust, and Government Portfolio, as of May 31, 2009, a series of Master Portfolio Trust, incorporated herein by reference and to the references to our firm under the headings “Financial highlights” in the Prospectuses and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York
May 27, 2010